Exhibit 99.1

                     CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CompuDyne Corporation
(the "Company") on Form 10-Q for the period ending September 30, 2002 accompanying this certification and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Roenigk, Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




Date: November 13, 2002                /s/ Martin Roenigk
                                    ________________________________
                                    Martin Roenigk,
                                    Chief Executive Officer